DERIVATIVES	12 Months Ended
Dec. 31, 2011
DERIVATIVES [Abstract]
DERIVATIVES
13.	DERIVATIVES

Hedging Programs

The Company is exposed to market risk, such as changes in currency exchange rates, raw material and energy costs, and interest rates.  The Company uses various derivative financial instruments when appropriate pursuant to the Company's hedging policies to mitigate these market risk factors and their effect on the cash flows of the underlying transactions.  Designation is performed on a specific exposure basis to support hedge accounting.  The changes in fair value of these hedging instruments are offset in part or in whole by corresponding changes in the cash flows of the underlying exposures being hedged.  The Company does not hold or issue derivative financial instruments for trading purposes.

Currency Rate Hedging

The Company manufactures and sells its products in a number of countries throughout the world and, as a result, is exposed to changes in foreign currency exchange rates.  To manage the volatility relating to these exposures, the Company nets the exposures on a consolidated basis to take advantage of natural offsets.  To manage the remaining exposure, the Company enters into currency options and forwards to hedge probable anticipated, but not yet committed, export sales and purchase transactions expected within no more than five years and denominated in foreign currencies (principally the euro, British pound, and Japanese yen) and forward exchange contracts to hedge certain firm commitments denominated in foreign currencies.  These contracts are designated as cash flow hedges.  The mark-to-market gains or losses on qualifying hedges are included in accumulated other comprehensive income (loss) to the extent effective, and reclassified into sales in the period during which the hedged transaction affects earnings.

Raw Material and Energy Hedging

Raw material and energy sources used by the Company are subject to price volatility caused by weather, supply conditions, economic variables and other unpredictable factors.  To mitigate short-term fluctuations in market prices for propane, ethane, paraxylene, and natural gas, the Company enters into option and forward contracts.  These contracts are designated as cash flow hedges.  The mark-to-market gains or losses on qualifying hedges are included in accumulated other comprehensive income (loss) to the extent effective, and reclassified into cost of sales in the period during which the hedged transaction affects earnings.

Interest Rate Hedging

The Company's policy is to manage interest expense using a mix of fixed and variable rate debt.  To manage this mix effectively, the Company from time to time enters into interest rate swaps in which the Company agrees to exchange the difference between fixed and variable interest amounts calculated by reference to an agreed upon notional principal amount.  These swaps are designated as hedges of the fair value of the underlying debt obligations and the interest rate differential is reflected as an adjustment to interest expense over the life of the swaps.  As these instruments are 100 percent effective, there is no impact on earnings due to hedge ineffectiveness.

From time to time, the Company also utilizes interest rate derivative instruments, primarily forwards, to hedge the Company's exposure to movements in interest rates prior to anticipated debt offerings.  These instruments are designated as cash flow hedges and are typically 100 percent effective.  As a result, there is no current impact on earnings due to hedge ineffectiveness.

The mark-to-market gains or losses on these hedges are included in accumulated other comprehensive income (loss) to the extent effective, and are reclassified into interest expense over the term of the related debt instruments.

Fair Value Hedges

Fair value hedges are defined as derivative or non-derivative instruments designated as and used to hedge the exposure to changes in the fair value of an asset or a liability or an identified portion thereof that is attributable to a particular risk.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings.  As of December 31, 2011, the Company had no fair value hedges.  As of December 31, 2010, the Company had fair value hedges in the form of interest rate swaps with a total notional value of $146 million.

Cash Flow Hedges

Cash flow hedges are derivative instruments designated as and used to hedge the exposure to variability in expected future cash flows that is attributable to a particular risk.  For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income, net of income taxes and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.  Gains and losses on the derivatives representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

As of December 31, 2011, the total notional amounts of the Company's foreign exchange forward and option contracts were €270 million (approximately $350 million equivalent) and ¥13.7 billion (approximately $185 million equivalent), respectively, the total notional volume hedged for energy was approximately 1 million mmbtu (million british thermal units), and the total notional volume hedged for feedstock was approximately 2 million barrels.  Additionally, the total notional value of the interest rate swaps for the future issuance of debt ("forward starting interest rate swaps") was $200 million.

As of December 31, 2010, the total notional amounts of the Company's foreign exchange forward and option contracts were €354 million (approximately $475 million equivalent) and ¥12.8 billion (approximately $160 million equivalent), respectively, the total notional volume hedged for energy was approximately 4 million mmbtu, and the total notional volume hedged for feedstock was approximately 1 million barrels.  Additionally, at December 31, 2010, the total notional value of the forward starting interest rate swaps was $300 million.

Fair Value Measurements

For additional information on fair value measurement, see Note 1, "Significant Accounting Policies".

The Company has determined that its derivative assets and liabilities at December 31, 2011 and 2010 were classified within level 2 in the fair value hierarchy.  The following chart shows the financial assets and liabilities valued on a recurring basis and their location in the Statement of Financial Position.  The Company had no nonqualifying derivatives or derivatives that are not designated as hedges.

Fair Value of Derivatives Designated as Hedging Instruments

(Dollars in millions)		Fair Value Measurements Significant Other Observable Inputs (Level 2)
Derivative Assets	Statement of Financial Position Location	December 31, 2011	December 31, 2010
Fair Value Hedges
Interest rate swaps	Other noncurrent assets	$--	$2
Cash Flow Hedges
Commodity contracts	Other current assets	1	4
Commodity contracts	Other noncurrent assets	1	--
Foreign exchange contracts	Other current assets	20	23
Foreign exchange contracts	Other noncurrent assets	12	12
Forward starting interest rate swap contracts	Other current assets	--	4
		$34	$45

(Dollars in millions)		Fair Value Measurements Significant Other Observable Inputs (Level 2)
Derivative Liabilities	Statement of Financial Position Location	December 31, 2011	December 31, 2010
Cash Flow Hedges
Commodity contracts	Payables and other current liabilities	$8	$2
Foreign exchange contracts	Payables and other current liabilities	7	6
Foreign exchange contracts	Other long-term liabilities	7	9
Forward starting interest rate swap contracts	Payables and other current liabilities	1	--
		$23	$17

The fair value of the Company's derivative assets is based on estimates using standard pricing models.  These standard pricing models use inputs which are derived from or corroborated by observable market data such as interest rate yield curves and currency spot and forward rates.  The fair value of commodity contracts is derived using forward curves supplied by an industry recognized and unrelated third party.  In addition, on an ongoing basis, the Company tests a subset of its valuations against valuations received from the transaction's counterparty to validate the accuracy of its standard pricing models.  Counterparties to these derivative contracts are highly rated financial institutions which the Company believes carry only a minimal risk of nonperformance.

Derivatives' Hedging Relationships

(Dollars in millions)		Amount of gain/ (loss) recognized in Income on Derivatives
Derivatives in Fair Value Hedging Relationships	Location of gain/(loss) recognized in Income on Derivatives	December 31, 2011	December 31, 2010
Interest rate contracts	Net interest expense	$1	$1
		$1	$1

(Dollars in millions)	Amount of after tax of gain/ (loss) recognized in Other Comprehensive Income on Derivatives (effective portion)			Pre-tax amount of gain/(loss) reclassified from Accumulated Other Comprehensive Income into Income (effective portion)
Derivatives' Cash Flow Hedging Relationships	December 31, 2011	December 31, 2010	Location of gain/(loss) reclassified from Accumulated Other Comprehensive Income into Income (effective portion)	December 31, 2011	December 31, 2010
Commodity contracts	$(6)	$(3)	Cost of sales	$--	$1
Foreign exchange contracts	12	(9)	Sales	--	44
Forward starting interest rate swap contracts	(26)	2
	$(20)	$(10)		$--	$45

For twelve months ended December 31, 2011 and 2010, there was no material ineffectiveness with regard to the Company's qualifying hedges.

Hedging Summary

At December 31, 2011 and 2010, pre-tax monetized positions and mark-to-market gains and losses from raw materials and energy, currency, and certain interest rate hedges that were included in accumulated other comprehensive income totaled approximately $4 million in losses and $28 million in gains, respectively.  Included in accumulated other comprehensive loss at December 31, 2011 are losses associated with forward starting interest rate swaps monetized in fourth quarter 2011 and expected to continue to be fully effective with debt to be issued in the near-term.  In 2011, losses on forward starting interest rate swaps and commodity contracts more than offset gains on foreign exchange contracts.  In 2010, gains included foreign exchange contracts and forward starting interest rate swaps.  If realized, approximately $22 million in pre-tax gains will be reclassified into earnings during the next 12 months including foreign exchange contracts monetized and prospectively dedesignated in fourth quarter 2011.  Ineffective portions of hedges are immediately recognized in cost of sales or other charges (income), net.  There were no material gains or losses related to the ineffective portion of hedges recognized in 2011 or 2010.

The gains or losses on nonqualifying derivatives or derivatives that are not designated as hedges are marked to market in the line item "Other charges (income), net" of the Statements of Earnings, and, in all periods presented, represent foreign exchange derivatives denominated in multiple currencies.  The Company recognized net gains of approximately $1 million and $7 million on nonqualifying derivatives during 2011 and 2010, respectively.